SCHWAB CAPITAL TRUST

(the “Trust”)

Schwab Premier Equity Fund®

(the “Premier Equity Fund”)

Supplement dated March 13, 2012 to the

Prospectus and Summary Prospectus each dated February 28, 2012

This supplement provides new and additional information beyond that contained in the

Prospectus and Summary Prospectus and should be read in conjunction with the Prospectus and Summary Prospectus, as applicable.

The Board of Trustees of the Trust (the “Board”) has approved (1) the closure of the Premier Equity Fund to new investors and (2) an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the Premier Equity Fund into Schwab Core Equity FundTM (the “Core Equity Fund”), a fund with substantially the same investment objective and strategies as the Premier Equity Fund.

Accordingly, effective as of the close of business on March 30, 2012 (the “Closing Date”), the Premier Equity Fund will close to new investors. Existing shareholders (including participants in 401(k) plans) as of the Closing Date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Premier Equity Fund, and registered investment advisers who maintain investments in the Premier Equity Fund as of the Closing Date may continue to make contributions on behalf of their clients. Effective as of the Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the Premier Equity Fund unless the shareholders are existing shareholders of the Premier Equity Fund as of the Closing Date.

The Plan of Reorganization approved by the Board sets forth the terms by which the Premier Equity Fund will transfer its assets and liabilities to the Core Equity Fund in exchange for shares of the Core Equity Fund, and subsequently distribute those Core Equity Fund shares to shareholders of the Premier Equity Fund (the “Reorganization”). If the Reorganization is approved by shareholders and consummated, shareholders of the Premier Equity Fund will become shareholders of the Core Equity Fund. The Reorganization is intended to be tax-free, meaning that the Premier Equity Fund’s shareholders will become shareholders of the Core Equity Fund without realizing any gain or loss for federal income tax purposes and the Reorganization will be tax-free for the Core Equity Fund.

The Reorganization must be approved by shareholders of the Premier Equity Fund, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held during the third quarter of 2012. Fund shareholders of record should expect to receive a prospectus/proxy statement that describes the investment objective, strategies, expenses and risks of an investment in the Core Equity Fund and provides more detailed information about the proposed Reorganization, the Core Equity Fund and the special meeting. If approved by shareholders at the special meeting, the Reorganization is expected to occur during the third quarter of 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

REG67051-00 (03/12) © 2012 All Rights Reserved